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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   NOVEMBER 27, 2001
                                                --------------------------------

                           AUTHENTIDATE HOLDING CORP.
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               (Exact name of Registrant as specified in charter)


       DELAWARE                     0-20190                  14-1673067
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(State or other jurisdic-          (Commission                     (IRS Employer
 tion of incorporation)            File Number)              Identification No.)


       2165 TECHNOLOGY DRIVE, SCHENECTADY, NEW YORK            12308
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         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (518) 346-7799
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         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS

         Authentidate Holding Corp., announced today that it had engaged an investment banking firm to assist the company in arranging private financing as well as providing general advisory services to the company. If Authentidate is successful in raising additional capital, Authentidate intends to use the capital to further develop its Authentidate technology and related products and services, as well as other general working capital purposes. The agreement is not a commitment to provide financing and there can be no assurance that Authentidate will be successful in securing any equity or debt investment in the future.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2001                             AUTHENTIDATE HOLDING CORP.
                                                     (Registrant)

                                                     By /s/ Dennis H. Bunt
                                                       -------------------------
                                                     Dennis H. Bunt
                                                     Chief Financial Officer